Exhibit 31.3

CERTIFICATION PURSUANT TO RULE 13a-14 OR 15d-14 OF
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Joseph Miller, certify that:
1.     I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Aurinia Pharmaceuticals Inc.; and
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Dated April 29, 2024                By:     /s/ Joseph Miller
                    Name:    Joseph Miller
                    Title:    Chief Financial Officer
                        (Principal Financial Officer)